Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of L.O.M. Medical International, Inc. (the "Company"), on form 10-QSB for the period ending November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, John Klippenstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


January 14, 2004                                By:  /s/ John Klippenstein
                                                     -----------------------
                                                     John Klippenstein
                                                Its: Chief Executive Officer